Exhibit (99)

GE Grows Second-Quarter Earnings 14% To a Record $4.4 Billion, With Industrial Revenues Up 10%; Reconfirms Full-Year Target of $1.65-$1.67 Per Share

    FAIRFIELD, Conn.--(BUSINESS WIRE)--July 12, 2002--GE's second-quarter 2002 earnings grew 14% over second quarter 2001 to $4.4 billion, or $.44 per share, the highest of any quarter in the Company's history, GE Chairman and CEO Jeff Immelt announced today.

   "GE's diversified portfolio of leading businesses produced another quarter of double-digit earnings growth and strong cash flow," Immelt said. "Our long-cycle industrial businesses and GE Capital's consumer and mid-market businesses continue to deliver. The improved performance we're seeing at our short-cycle businesses - particularly NBC, Plastics and Appliances - position us well for future quarters. The GE team continues to perform in a tough environment."

    Financial highlights include:

  Earnings rose 14% to $4.426 billion from $3.897 billion in second quarter 2001, and earnings per share (EPS) increased 13% to $.44. Power Systems, NBC, Medical Systems, Appliances and eight GE Capital businesses had double-digit earnings growth. As previously disclosed, earnings reflect $358 million from a favorable settlement with the Internal Revenue Service of a dispute regarding exports from Aircraft Engines since 1979; a $70 million after-tax benefit from terminations of Power Systems gas turbine orders; approximately $350 million after taxes of adjustments for estimates of prior-year loss events at Employers Reinsurance Corporation (ERC), which resulted in a quarterly loss for ERC of $236 million; and a $110 million after-tax loss to recognize impairment of WorldCom bonds.

As required by new accounting rules, as of Jan. 1, 2002, goodwill is no longer amortized. On a comparable basis, second quarter 2002 EPS would have increased 7%. Adjusting for goodwill and pension income, EPS would have been up 11%.

  Revenues rose 4% over second quarter 2001 to $33.2 billion. Industrial revenues grew 10%, with double-digit growth at Power Systems as well as Medical Systems, Appliances and Specialty Materials. Revenues at GE Capital Services (GECS) declined 4% because of the revenue effects of the ERC and WorldCom items. GECS net revenues (revenues less interest costs) from financing and operating activities grew 12%.

  Cash generated from GE's operating activities, excluding progress collections, was a record $6.1 billion in the first half of 2002, up 12% from $5.4 billion last year. Reported cash flow from operations was $3.5 billion, which, reflecting the record progress collections in 2001, was 55% lower than last year's reported $7.8 billion. GE returned $4.7 billion to shareowners in the first half of 2002 through $3.6 billion in dividends and $1.1 billion in share repurchases.

  Operating margin was 21.2%, up from last year's 20.6%, reflecting GE's continuing productivity gains.

  GE Capital Services (GECS) second-quarter earnings were $1.327 billion, down 10% from last year's $1.477 billion as a result of losses at ERC and the WorldCom bond impairment. Excluding ERC and the WorldCom item, and putting goodwill on a comparable basis, GECS earnings grew 14%, with particularly strong results from its Mid-Market Financing businesses and Global Consumer Finance. GECS assets totaled $461 billion at the end of the quarter, up 22% from $376 billion at the end of second quarter 2001.

    GE will provide more detail on second-quarter results on a conference call and Webcast to be held at 9 a.m. EDT today. Call information and related charts are available at www.ge.com/investor.

    Among second-quarter business highlights:

  GE Power Systems (GEPS) shipped 109 heavy-duty gas turbines in the quarter, including 86 from its Greenville, South Carolina facility. GEPS Energy Services added 25 new contractual services agreements valued at $1.1 billion. Commitments through the first half of the year reached $26.1 billion, $6.5 billion or 33 percent more since second quarter of last year. During the quarter GEPS also completed the acquisition of the manufacturing and technology assets of Enron Wind Corp., establishing GE Wind Energy as a leading presence in the renewable energy industry, which is growing at nearly 20% a year.

  GE Medical Systems (GEMS) total orders of $1.8 billion increased 18%, with double-digit growth in most modalities, and healthcare services orders grew 17%. Strong customer demand for GEMS new EXCITE magnetic resonance (MR) technology resulted in more than $350 million in MR orders, a 21% increase. Ultrasound orders grew 19% to almost $200 million, driven in part by the success of the new Voluson(TM) 730 4D Ultrasound System. Orders for PET (positron emission tomography) systems increased 87% and totaled nearly $100 million, driven by growing support for the clinical value of GE's Discovery(TM) LS system, a combined PET/CT (computed tomography) system focused on cancer diagnosis and treatment. Orders for healthcare information technology (IT) systems grew 36% to more than $340 million, including an increase of more than 100% for GE's image archiving systems and a 55% increase in patient monitoring and clinical information systems. During the quarter GEMS launched the Lightspeed16, its breakthrough 16-slice CT scanner, and generated more than 50 orders worldwide.

  GE Aircraft Engines (GEAE) and CFMI, GEAE's joint venture with Snecma, won $1.4 billion in commercial engine orders during the second quarter, including orders from KLM Royal Dutch Airlines and China Eastern Airlines. GEAE achieved a significant milestone during the quarter with certification of its CF34 family of regional jet engines by the U.S. Federal Aviation Administration. Regional jets constitute the fastest-growing sector of commercial aviation, and to date GEAE has received more than $7 billion in firm and option orders for its CF34 engines. During the quarter, GE Engines Services completed the acquisition of Unison Industries Inc, a global leader in ignition systems for aerospace applications. GE Engine Services' backlog in multi-year service agreements now exceeds $26 billion. GEAE received more than $600 million in military contracts during the quarter, including the Air Force of the Republic of Korea's selection of GEAE's F110 engine to power 40 new Boeing F-15K aircraft. The order, valued at more than $340 million, launches the F110 engine on the twin-engine F-15 aircraft. GEAE's widely-used F404 fighter engine was selected by The Boeing Company to power the Defense Advanced Research Agency/US Air Force X-45B Unmanned Combat Air Vehicle (UCAV) currently under development.

  GE Capital Services (GECS) launched Healthcare Financial Services (HFS) in the quarter, building on assets acquired in the Heller Financial transaction to create one of the largest businesses providing capital, financial solutions and related services to the healthcare industry. HFS serves a growing global healthcare market that it estimates is more than $4 trillion. During the quarter, Real Estate completed its acquisition of Security Capital Group Inc., providing it with positions in self-storage, grocery-anchored retail and parking. GECS acquired AGC Limited from Westpac, expanding the platforms of Global Consumer Finance and Commercial Equipment Finance.

  NBC continued its success in television's most sought-after demographic, adults 18-49, with seven of the quarter's 10 highest-rated prime-time programs. The network claimed its ninth consecutive sweeps victory in May with a 37% advantage over its nearest competitor. Overall, NBC led in key demographics for the quarter in morning news, daytime, evening news, late night and Sunday morning public affairs programming. With this ratings success, NBC garnered 52% of the growth in advertising industry dollars in May's upfront sales season, reaching $2.7 billion at prices 7% higher than last year. NBC also saw increases in scatter pricing, which at the end of the quarter was 7% higher than upfront pricing. During the quarter, NBC completed the Telemundo and KNTV acquisitions.

  GE Appliances (GEA) grew quarterly revenues 14% and operating profit 28% as new products continued to drive share gains and increase profitability. The GE Profile Advantium(TM) 120 won a Gold Medal Award for design from the Industrial Designers Society of America and Business Week, and the GE Profile(TM) and Triton XL(TM) dishwashers were recognized by Design Journal. The GE Profile Arctica(TM) also won the 2002 Kitchen & Bath Award at the Kitchen & Bath Industry annual show. During the quarter, GEA introduced its exclusive Precise Air(TM) convection system, with reversing airflow that cooks more evenly, and a new line of GE Profile products with dramatically contoured styling.

  GE Plastics (GEP) order volume for core products grew 25% over second quarter 2001, although global price pressures continued and held the increase in the monetary value of those orders to 15%. Order backlog quantities increased for the second consecutive quarter, and were 9% higher at the end of second quarter than at the end of first quarter. China remains a key growth region for GEP, and during the quarter the business announced plans to move its Pacific headquarters from Tokyo to Shanghai.
    "In a tough environment, GE's businesses continue to win in their markets by bringing great technology and services to their customers," Immelt said. "We had a record second quarter; our third quarter looks promising, and we remain comfortable with the targets we've communicated for the full year. We have a wonderful team of people who are committed to perform. I'm proud of them and what they're delivering."

    GE (NYSE:GE) is a diversified technology, services and manufacturing company with a commitment to achieving customer success. GE operates in more than 100 countries and employs approximately 310,000 people worldwide. For more information, visit the company's Web site at http://www.ge.com/.

    Caution Concerning Forward-Looking Statements

    This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to changes in global political, economic, business, competitive, market and regulatory factors. More detailed information about those factors is contained in GE's filings with the Securities and Exchange Commission.

                       GENERAL ELECTRIC COMPANY
                    Condensed Statement of Earnings

                        Consolidated         GE              GECS
                     ---------------- ---------------- ---------------
Second quarter         2002     2001    2002    2001    2002    2001
ended June 30
-------------------  -------- ------- -------- ------- ------- -------
Revenues
 Sales of goods and
  services           $20,261 $18,480  $19,459 $17,588    $899    $960
 Earnings of GECS
  before accounting
  changes                  -       -    1,327   1,477       -       -
 GECS revenues from
  services            12,867  13,341        -       -  12,953  13,439
 Other income             86     156      103     200       -       -
                     -------- ------- -------- ------- ------- -------
    Total revenues    33,214  31,977   20,889  19,265  13,852  14,399
                     -------- ------- -------- ------- ------- -------

Costs and expenses
 Cost of sales,
  operating and
  administrative
  expenses            20,600  19,465   15,341  13,973   5,398   5,623
 Interest and other
  financial charges    2,443   2,707       75     115   2,429   2,671
 Insurance losses and
  policyholder and
  annuity benefits     3,689   3,712        -       -   3,689   3,712
 Provision for losses
  on financing
  receivables            785     496        -       -     785     496
 Minority interest in
  net earnings of
  consolidated
  affiliates              90     101       50      59      40      42
                     -------- ------- -------- ------- ------- -------
    Total costs and
     expenses         27,607  26,481   15,466  14,147  12,341  12,544
                     -------- ------- -------- ------- ------- -------

Earnings before
 income taxes and
 accounting changes    5,607   5,496    5,423   5,118   1,511   1,855
Provision for
 income taxes         (1,181) (1,599)    (997) (1,221)   (184)   (378)

                     -------- ------- -------- ------- ------- -------
Earnings before
 accounting changes   $4,426  $3,897   $4,426  $3,897  $1,327  $1,477
                     -------- ------- -------- ------- ------- -------

Cumulative effect of
 accounting changes        -       -        -       -       -       -
                     -------- ------- -------- ------- ------- -------
Net earnings          $4,426  $3,897   $4,426  $3,897  $1,327  $1,477
                     ======== ======= ======== ======= ======= =======

Per-share amounts
before accounting
changes (in dollars)
 Diluted earnings
  per share            $0.44   $0.39
 Basic earnings
  per share            $0.45   $0.39

Per-share amounts
after accounting
changes (in dollars)
 Diluted earnings
  per share            $0.44   $0.39
 Basic earnings
  per share            $0.45   $0.39

Dividends declared
 per share (in
 dollars)              $0.18   $0.16

Dollar amounts in millions; per-share amounts in dollars; unaudited.
Supplemental consolidating data are shown for "GE" and "GECS."
Transactions between GE and GECS have been eliminated from the
"consolidated" columns. See note 1 to the consolidated financial statements in the 2001 Annual Report to Share Owners for further information about consolidation matters.

                       GENERAL ELECTRIC COMPANY
                    Condensed Statement of Earnings

                        Consolidated         GE              GECS
                     ---------------- ---------------- ---------------
Six months             2002     2001    2002    2001    2002    2001
ended June 30
-------------------  -------- ------- -------- ------- ------- -------
Revenues
 Sales of goods
  and services       $37,749 $35,340  $36,207 $33,438  $1,715  $2,028
 Earnings of GECS
  before accounting
  changes                  -       -    2,984   2,878       -       -
 GECS revenues
  from services       25,845  26,915        -       -  26,036  27,094
 Other income            141     215      189     309       -       -
                     -------- ------- -------- ------- ------- -------
    Total revenues    63,735  62,470   39,380  36,625  27,751  29,122
                     -------- ------- -------- ------- ------- -------

Costs and expenses
 Cost of sales,
  operating and
  administrative
  expenses            39,453  38,320   29,041  27,017  10,692  11,546
 Interest and other
  financial charges    4,817   5,783      232     370   4,717   5,569
 Insurance losses
  and policyholder
  and annuity
  benefits             7,238   7,235        -       -   7,238   7,235
 Provision for losses
  on financing
  receivables          1,447     979        -       -   1,447     979
 Minority interest
  in net earnings of
  consolidated
  affiliates             166     203       92     104      74      99
                     -------- ------- -------- ------- ------- -------
    Total costs
     and expenses     53,121  52,520   29,365  27,491  24,168  25,428
                     -------- ------- -------- ------- ------- -------

Earnings before
 income taxes and
 accounting changes   10,614   9,950   10,015   9,134   3,583   3,694
Provision for
 income taxes         (2,670) (3,036)  (2,071) (2,220)   (599)   (816)

                     -------- ------- -------- ------- ------- -------
Earnings before
 accounting changes   $7,944  $6,914   $7,944  $6,914  $2,984  $2,878
                     -------- ------- -------- ------- ------- -------

Cumulative effect
 of accounting
 changes              (1,015)   (444)  (1,015)   (444) (1,015)   (169)
                     -------- ------- -------- ------- ------- -------
Net earnings          $6,929  $6,470   $6,929  $6,470  $1,969  $2,709
                     ======== ======= ======== ======= ======= =======

Per-share amounts
before accounting
changes (in dollars)
 Diluted earnings
  per share            $0.79   $0.69
 Basic earnings
  per share            $0.80   $0.70

Per-share amounts
after accounting
changes (in dollars)
 Diluted earnings
  per share            $0.69   $0.64
 Basic earnings
  per share            $0.70   $0.65

Dividends declared
 per share
 (in dollars)          $0.36   $0.32

Dollar amounts in millions; per-share amounts in dollars; unaudited.
Supplemental consolidating data are shown for "GE" and "GECS."
Transactions between GE and GECS have been eliminated from the
"consolidated" columns. See note 1 to the consolidated financial statements in the 2001 Annual Report to Share Owners for further information about consolidation matters.

GENERAL ELECTRIC COMPANY
All amounts except per-share earnings are in millions of U.S. dollars.

                         SECOND QUARTER          SIX MONTHS ENDED
                                                     JUNE 30
                      2002      2001     V%    2002       2001      V%

Revenues            $ 33,214  $ 31,977   4   $ 63,735   $ 62,470     2

Earnings before
 accounting changes  $ 4,426   $ 3,897  14    $ 7,944    $ 6,914    15
Cumulative effect of
 accounting changes        -         -   -     (1,015)      (444)
Net earnings           4,426     3,897  14      6,929      6,470     7

Per-Share Earnings
Diluted

Before accounting
 changes              $ 0.44    $ 0.39  13     $ 0.79     $ 0.69    14
Cumulative effect of
 accounting changes        -         -   -      (0.10)     (0.05)
After accounting
 changes                0.44      0.39  13       0.69       0.64     8

Basic

Before accounting
 changes              $ 0.45    $ 0.39  15     $ 0.80     $ 0.70    14
Cumulative effect of
 accounting changes        -         -   -      (0.10)     (0.05)
After accounting
 changes                0.45      0.39  15       0.70       0.65     8

Segment Information -
Industrial Businesses

                      2002      2001     V%    2002       2001      V%

Revenues

Aircraft Engines     $ 2,764   $ 3,055 (10)   $ 5,341    $ 5,793   (8)
Appliances             1,600     1,402  14      3,014      2,717    11
Industrial Products
 & Systems:

Industrial Systems     1,273     1,220   4      2,370      2,344     1
Lighting                 532       604 (12)     1,072      1,213  (12)
Transportation Systems   594       572   4      1,076      1,120   (4)
GE Supply                626       586   7      1,158      1,152     1
                    ----------------------     -----------------------
Total Industrial
 Products & Systems    3,025     2,982   1      5,676      5,829   (3)

Materials:
Plastics               1,420     1,363   4      2,599      2,811   (8)
Specialty Materials      608       493  23      1,009        979     3
                    ----------------------     -----------------------
Total Materials        2,028     1,856   9      3,608      3,790   (5)

NBC                    1,987     1,831   9      3,985      3,182    25
Power Systems          6,526     5,142  27     11,797      9,402    25
Technical Products
 and Services:
Medical Systems        2,212     1,960  13      4,075      3,788     8
Global eXchange
 Services                104       188 (45)       209        358  (42)
                    ----------------------     -----------------------
Total Technical
 Products and Services 2,316     2,148   8      4,284      4,146     3

Segment profit (1)

Aircraft Engines         566       552   3        987      1,032   (4)
Appliances               119        93  28        210        180    17
Industrial Products
 & Systems:
Industrial Systems       129       160 (19)       232        293  (21)
Lighting                  29        78 (63)        49        137  (64)
Transportation Systems   124       122   2        177        172     3
GE Supply                 28        22  27         48         40    20
                    ----------------------      ----------------------
Total Industrial
 Products & Systems      310       382 (19)       506        642  (21)

Materials:
Plastics                 275       334 (18)       482        673  (28)
Specialty Materials       94        97  (3)       141        178  (21)
                    ----------------------      ----------------------
Total Materials          369       431 (14)       623        851  (27)

NBC                      545       491  11        858        789     9
Power Systems          1,910     1,153  66      3,462      2,010    72
Technical Products
 and Services:
Medical Systems          401       356  13        667        649     3
Global eXchange
 Services                 10        67 (85)        15         98  (85)
                    ----------------------      ----------------------
Total Technical
 Products and Services   411       423  (3)       682        747   (9)

(1) Segment profit 2001 data reclassified to conform to 2002 presentation.

GE Capital Services
Summary of Operating Segments
                             Three Months Ended
                            6/30/02      6/30/01     $ V     %V
                          ---------------------------------------
Consolidated
 Revenues
 Consumer Services             5,330        5,618    (288)    -5%
 Equipment Management          1,733        1,768     (35)    -2%
 Mid-Market Financing          2,346        1,920     426     22%
 Specialized Financing           784          727      57      8%
 Specialty Insurance           2,446        2,981    (535)   -18%
 All Other                     1,213        1,385    (172)   -12%
                          ---------------------------------------
    Total Revenues            13,852       14,399    (547)    -4%
                          =======================================

                             Three Months Ended
                            6/30/02     6/30/01      $ V      %V
                          ---------------------------------------

 Net Earnings
 Consumer Services               559          586     (27)    -5%
 Equipment Management            183          360    (177)   -49%
 Mid-Market Financing            392          277     115     42%
 Specialized Financing           171          161      10      6%
 Specialty Insurance             (50)         279    (329)  -118%
 All Other                        72          (52)    124    238%
                          ---------------------------------------
    Total Net Earnings         1,327        1,611    (284)   -18%
                          =======================================

Consumer Services
 Revenues
 Global Consumer Finance       1,501        1,370     131     10%
 GE Financial Assurance        2,817        3,198    (381)   -12%
 GE Card Services                962          956       6      1%
 Other Consumer Services          50           94     (44)   -47%
                          ---------------------------------------
    Total Revenues             5,330        5,618    (288)    -5%
                          =======================================

 Net Earnings
 Global Consumer Finance         323          242      81     33%
 GE Financial Assurance           53          149     (96)   -64%
 GE Card Services                176          187     (11)    -6%
 Other Consumer Services           7            8      (1)   -13%
                          ---------------------------------------
    Total Net Earnings           559          586     (27)    -5%
                          =======================================

Equipment Management
 Revenues
 Aviation Services               683          589      94     16%
 Americom                          -          118    (118)  -100%

 Other Equipment Management    1,050        1,061     (11)    -1%
                          ---------------------------------------
    Total Revenues             1,733        1,768     (35)    -2%
                          =======================================

 Net Earnings
 Aviation Services               117          155     (38)   -25%
 Americom                          -           34     (34)  -100%
 Other Equipment
  Management                      66          171    (105)   -61%
                          ---------------------------------------
    Total Net Earnings           183          360    (177)   -49%
                          =======================================

Mid-Market Financing
 Revenues
 Commercial Equipment          1,170          997     173     17%
 Commercial Finance              554          436     118     27%
 Vendor Financial                554          487      67     14%
 Other Mid-Market                 68            -      68      -
                          ---------------------------------------
    Total Revenues             2,346        1,920     426     22%
                          =======================================

 Net Earnings
 Commercial Equipment            165          119      46     39%
 Commercial Finance              138           92      46     50%
 Vendor Financial                 74           62      12     19%
 Other Mid-Market                 15            4      11    275%
                          ---------------------------------------
    Total Net Earnings           392          277     115     42%
                          =======================================

Specialized Financing
 Revenues
 Real Estate                     557          461      96     21%
 SFG                             296          275      21      8%
 GE Equity                       (87)         (21)    (66)  -314%

 Other Specialized Financing      18           12       6     50%
                          ---------------------------------------
    Total Revenues               784          727      57      8%
                          =======================================

 Net Earnings
 Real Estate                     133          123      10      8%
 SFG                             125          106      19     18%
 GE Equity                       (85)         (64)    (21)   -33%
 Other Specialized
  Financing                       (2)          (4)      2     50%
                          ---------------------------------------
    Total Net Earnings           171          161      10      6%
                          =======================================

Specialty Insurance
 Revenues
 Mortgage Insurance              256          270     (14)    -5%
 GE Global Insurance           2,076        2,565    (489)   -19%
 Other Specialty Insurance       114          146     (32)   -22%
                          ---------------------------------------
    Total Revenues             2,446        2,981    (535)   -18%
                          =======================================

 Net Earnings
 Mortgage Insurance              133           93      40     43%
 GE Global Insurance            (236)         140    (376)  -269%
 Other Specialty Insurance        53           46       7     15%
                          ---------------------------------------
    Total Net Earnings           (50)         279    (329)  -118%
                          =======================================

All Other
 Revenues
 IT Solutions                    994        1,090     (96)   -9%
 Other                           219          295     (76)  -26%
                          --------------------------------------
    Total Revenues             1,213        1,385    (172)  -12%
                          ======================================

 Net Earnings
 IT Solutions                      7           (4)     11   275%
 Other                            65          (48)    113   235%
                          --------------------------------------
    Total Net Earnings            72          (52)    124   238%
                          ======================================

GE Capital Services
Summary of Operating Segments
                               Year to Date for the
                                   Quarter Ended
                               6/30/02      6/30/01     $ V     %V
                              ------------------------------------
Consolidated
 Revenues
 Consumer Services            10,740       11,310     (570)    -5%
 Equipment Management          3,332        3,613     (281)    -8%
 Mid-Market Financing          4,617        3,871      746     19%
 Specialized Financing         1,504        1,562      (58)    -4%
 Specialty Insurance           5,231        5,869     (638)   -11%
 All Other                     2,327        2,897     (570)   -20%
                              ------------------------------------
    Total Revenues            27,751       29,122   (1,371)    -5%
                              ====================================

                              Year to Date for the
                                  Quarter Ended
                              6/30/02     6/30/01      $ V      %V
                             ----------------------------------------

 Net Earnings
 Consumer Services             1,263        1,234       29      2%
 Equipment Management            352          666     (314)   -47%
 Mid-Market Financing            746          569      177     31%
 Specialized Financing           389          280      109     39%
 Specialty Insurance             184          549     (365)   -66%
 All Other                        50         (147)     197    134%
                             -------------------------------------
    Total Net Earnings         2,984         3,151    (167)    -5%
                             =====================================

Consumer Services
 Revenues
 Global Consumer Finance       2,971        2,688      283     11%
 GE Financial Assurance        5,800        6,298     (498)    -8%
 GE Card Services              1,865        2,078     (213)   -10%
 Other Consumer Services         104          246     (142)   -58%
                             -------------------------------------
    Total Revenues            10,740       11,310     (570)    -5%
                             =====================================

 Net Earnings
 Global Consumer Finance         643           539     104     19%
 GE Financial Assurance          226           308     (82)   -27%
 GE Card Services                387           364      23      6%
 Other Consumer Services           7            23     (16)   -70%
                             -------------------------------------
    Total Net Earnings         1,263         1,234      29      2%
                             =====================================

Equipment Management
 Revenues
 Aviation Services             1,251         1,105     146     13%
 Americom                          -           355    (355)  -100%

 Other Equipment Management    2,081         2,153     (72)    -3%
                             -------------------------------------
    Total Revenues             3,332         3,613    (281)    -8%
                             =====================================

 Net Earnings
 Aviation Services               212           285     (73)   -26%
 Americom                          -           125    (125)  -100%
 Other Equipment
  Management                     140           256    (116)   -45%
                          ----------------------------------------
    Total Net Earnings           352           666    (314)   -47%
                          ========================================

Mid-Market Financing
 Revenues
 Commercial Equipment          2,251         1,953     298     15%
 Commercial Finance            1,164           960     204     21%
 Vendor Financial              1,089           958     131     14%
 Other Mid-Market                113             -     113      -
                          ----------------------------------------
    Total Revenues             4,617         3,871     746     19%
                          ========================================

 Net Earnings
 Commercial Equipment            333           239      94     39%
 Commercial Finance              245           205      40     20%
 Vendor Financial                141           119      22     18%
 Other Mid-Market                 27             6      21    350%
                          ----------------------------------------
    Total Net Earnings           746           569     177     31%
                          ========================================

Specialized Financing
 Revenues
 Real Estate                   1,018         1,059     (41)    -4%
 SFG                             592           587       5      1%
 GE Equity                      (142)         (110)    (32)   -29%

 Other Specialized Financing      36            26      10     38%
                          ----------------------------------------
    Total Revenues             1,504         1,562     (58)    -4%
                          ========================================

 Net Earnings
 Real Estate                     295           255      40     16%
 SFG                             254           212      42     20%
 GE Equity                      (155)         (181)     26     14%
 Other Specialized
  Financing                       (5)           (6)      1     17%
                          ----------------------------------------
    Total Net Earnings           389           280     109     39%
                          ========================================

Specialty Insurance
 Revenues
 Mortgage Insurance              536           579     (43)    -7%
 GE Global Insurance           4,483         5,062    (579)   -11%
 Other Specialty Insurance       212           228     (16)    -7%
                          ----------------------------------------
    Total Revenues             5,231         5,869    (638)   -11%
                          ========================================

 Net Earnings
 Mortgage Insurance              233           217      16      7%
 GE Global Insurance            (156)          286    (442)  -155%
 Other Specialty Insurance       107            46      61    133%
                          ----------------------------------------
    Total Net Earnings           184           549    (365)   -66%
                          ========================================

All Other
 Revenues
 IT Solutions                  1,910         2,311    (401)   -17%
 Other                           417           586    (169)   -29%
                          ----------------------------------------
    Total Revenues             2,327         2,897    (570)   -20%
                          ========================================

 Net Earnings
 IT Solutions                      5            (7)     12    171%
 Other                            45          (140)    185    132%
                          ----------------------------------------
    Total Net Earnings            50          (147)    197    134%
                          ========================================

CONTACT: General Electric, Fairfield
David Frail, 203/373-3387
david.frail@corporate.ge.com